Exhibit 99

Investors and Media: Chris Oltmann (818) 532-3708

Velocity Financial, Inc. Reports

Second Quarter 2024 Results

Second Quarter Highlights:

•	Net income of $14.7 million, up 21.3% from $12.2 million for 2Q23. Diluted EPS of $0.42, up $0.06 from $0.36 per share for 2Q23

•	Core net income(1) of $15.9 million, an increase of 23.1% from $12.9 million for 2Q23. Core diluted EPS(1) of $0.45, up from $0.38 per share for 2Q23

•	Loan production of $422.2 million in UPB, an 11.5% and 63.2% increase from 1Q24 and 2Q23, respectively

•	Nonperforming loans as a percentage of Held for Investment (HFI) loans was 10.5%, up slightly from 10.1% as of March 31, 2024, and 10.0% as of June 30, 2023, respectively

•	Resolutions of nonperforming loans (NPL) and real estate owned (REO) totaled $80.7 million in UPB

•	Realized gains of $1.0 million or 101.3% of UPB resolved

•	Portfolio net interest margin (NIM) of 3.54%, an increase of 19 bps Q/Q and an increase of 30 bps from 3.24% for 2Q23

•	Completed the VCC 2024-2 and VCC 2024-3 securitizations totaling $286.2 million and 204.6 million, respectively, of securities issued

•	Resulted in a $0.06 per share EPS reduction from additional issuance expenses from a second securitization during the quarter

•	Century Health & Housing Capital, LLC acquired $3.6 million in Mortgage Servicing Rights (MSRs) related to $227.6 million in UPB of commercial GNMA mortgages

•	Liquidity(2) of $83.8 million and total available warehouse line capacity of $646.5 million as of June 30, 2024

•	Recourse debt to equity ratio of 1.1x

•	GAAP Book value per common share of $14.52 as of June 30, 2024, a 15.5% increase from $12.57 as of June 30, 2023

Westlake Village, CA – August 1, 2024 – Velocity Financial, Inc. (NYSE: VEL) (Velocity or the Company), a leader in business purpose loans, reported net income of $14.7 million and core net income of $15.9 million for 2Q24, compared to net income of $12.2 million and core net income of $12.9 million for 2Q23. Earnings and core earnings per diluted share were $0.42 and $0.45, respectively, for 2Q24, compared to $0.36 and $0.38 for 2Q23.

(1)	Core income and Core EPS are non-GAAP measures that exclude nonrecurring and unusual activities from GAAP net income.
(2)	Liquidity includes unrestricted cash reserves of $47.4 million and available liquidity in unfinanced loans of $36.4 million.

Second Quarter 2024 Results

“Velocity continued to build on its strong momentum in the second quarter, delivering continued production volume and earnings growth,” said Chris Farrar, President and CEO. “During the quarter, we expanded our loan production team and realized the benefits of earlier investments through higher production volume and market share growth, which has been particularly robust in our traditional commercial product. We also saw continued strong investor demand for Velocity’s asset-backed securities, evidenced by improving economics on the $490.8 million of new issuance during the quarter. Our discipline in maintaining higher loan coupons while increasing production volume has driven our strong earnings results through stable net interest margin growth and solid net fair market value gains. Our team has positioned Velocity for continued success, and we remain on track to achieve our year-end 2024 portfolio target of $5 billion in UPB.”

Second Quarter Operating Results

KEY PERFORMANCE INDICATORS
($ in thousands)	2Q 2024	2Q 2023	$ Variance	% Variance
Pretax income	$19,873	$16,824	$3,049	18%
Net income	$14,711	$12,183	$2,527	21%
Diluted earnings per share	$0.42	$0.36	$0	16%
Core Pretax income	$21,507	$17,811	$3,696	21%
Core net income(a)	$15,918	$12,928	$2,990	23%
Core diluted earnings per share(a)	$0.45	$0.38	$0.07	18%
Pretax return on equity	16.95%	16.81%	n.a.	1%
Core pretax return on equity(a)	18.34%	17.79%	n.a.	3%
Net interest margin - portfolio	3.54%	3.24%	n.a.	9%
Net interest margin - total company	2.98%	2.78%	n.a.	7%
Average common equity	$469,071	$400,441	$68,630	17%

(a)	Core income, core diluted earnings per share and core pretax return on equity are non-GAAP measures. Please see the reconciliation to GAAP net income at the end of this release.
n.a.-	not applicable

Discussion of results:

•	Net income in 2Q24 was $14.7 million, compared to $12.2 million for 2Q23

•	Driven by higher production volume, net interest income growth, and continued strong loan resolution activity

•	Core net income(1) was $15.9 million, compared to $12.9 million for 2Q23

•	2Q24 core adjustments included incentive compensation expenses and costs related to the Company’s employee stock purchase plan (ESPP)

•	Portfolio NIM for 2Q24 was 3.54%, compared to 3.24% for 2Q23, a 9.4% Y/Y increase driven by HFI portfolio growth and average loan coupons of more than 11.0% on recent loan production

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Second Quarter 2024 Results

TOTAL LOAN PORTFOLIO
($ of UPB in millions)	2Q 2024	2Q 2023	$ Variance	% Variance
Held for Investment
Investor 1-4 Rental	$2,425	$2,016	$409	20%
Mixed Use	510	452	58	13%
Multi-Family	336	304	33	11%
Retail	385	322	63	20%
Warehouse	288	235	53	23%
All Other	535	391	144	37%

Total	$4,480	$3,720	$760	20%

Held for Sale
Investor 1-4 Rental	$—	$—	$—	n.m.
Multi-Family	—	—	(17)	n.m.
Warehouse	—	—	—	n.m.
All Other	—	—	—	n.m.

Total Managed Loan Portfolio UPB	$4,480	$3,720	$760	20%

Key loan portfolio metrics:
Total loan count	11,582	9,541
Weighted average loan to value	67.4%	68.2%
Weighted average coupon	9.25%	8.40%
Weighted average total portfolio yield	8.98%	8.24%
Weighted average portfolio debt cost	6.01%	5.58%

n.m. -	non meaningful

Discussion of results:

•	Velocity’s total loan portfolio was $4.5 billion in UPB as of June 30, 2024, an increase of 20.4% from $3.7 billion in UPB as of June 30, 2023

•	Primarily driven by 20.3% Y/Y growth in loans collateralized by Investor 1-4 Rental properties and 36.9% Y/Y growth in loans collateralized by “Other” commercial properties

•	Loan prepayments totaled $165.8 million in UPB, an increase from $142.0 million in UPB for 1Q24, and $105.8 million in UPB for 2Q23

•	The UPB of Fair Value Option (“FVO”) loans was $1.88 billion, or 42.0% of total HFI loans, as of June 30, 2024, an increase from $688.1 million in UPB or 18.5%, as of June 30, 2023

•	The weighted average portfolio loan-to-value ratio was 67.4% as of June 30, 2024, down from 68.2% as of June 30, 2023, and consistent with the five-quarter trailing average of 67.8%

•	The weighted average total portfolio yield was 8.98% as of June 30, 2024, an increase of 74 bps from 2Q23, driven by an 85 bps increase in weighted average loan coupons from June 30, 2023

•	Portfolio-related debt cost as of June 30, 2024, was 6.01%, an increase of 43 bps from June 30, 2023, driven by higher interest rates on warehouse financing and recent securitizations

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Second Quarter 2024 Results

LOAN PRODUCTION VOLUMES
($ in millions)	2Q 2024	2Q 2023	$ Variance	% Variance
Investor 1-4 Rental	$184	$163	$21	13%
Traditional Commercial	175	73	101	138%
Short-term loans	63	22	41	187%

Total loan production	$422	$259	$164	63%

Acquisitions	$3	$—

Discussion of results:

•	Loan production for 2Q24 totaled $422.2 million in UPB, a 63.2% increase from $258.6 million in UPB for 2Q23

•	Driven by continued strong demand for Traditional Commercial financing. On a Y/Y basis, traditional commercial production volume rose 137.6%.

•	The weighted average coupon (WAC) on 2Q24 HFI loan production was 11.0%, essentially unchanged from 2Q23

HFI PORTFOLIO CREDIT PERFORMANCE INDICATORS
($ in thousands)	2Q 2024	2Q 2023	$ Variance	% Variance
Nonperforming loans(a)	$470,649	$371,154	$99,495	27%
Average Nonperforming Loans (b)	$319,342	$328,897	$(9,555)	(3)%
Average Loans HFI	$4,345,962	$3,634,093.1	$711,869	20%
Nonperforming loans % total HFI Loans	10.5%	10.0%	n.a.	5%
Total Charge Offs	$245	$717	$(472)	(66)%
Charge-offs as a % of Avg. Nonperforming Loans(c)	0.31%	0.87%	n.a.	(65)%
Loan Loss Reserve	$5,240	$4,626	$614	13%

(a)	Total HFI nonperforming/nonaccrual loans include loans 90+ days past due, loans in foreclosure, bankruptcy and on nonaccrual.
(b)	Reflects monthly average nonperforming loans held for investment, excluding FVO loans, during the period.
(c)	Reflects the annualized quarter-to-date charge-offs to average nonperforming loans for the period.
n.a.-	not applicable

Discussion of results:

•	Nonperforming loans (NPL) totaled $470.6 million in UPB as of June 30, 2024, or 10.5% of loans HFI, compared to $371.2 million and 10.0% as of June 30, 2023

•	Driven by the growth of loans in foreclosure

•	Charge-offs for 2Q24 totaled $244.6 thousand, compared to $716.6 thousand for 2Q23

•	The trailing five-quarter charge-off average was $461.0 thousand

•	The loan loss reserve totaled $5.2 million as of June 30, 2024, a 13.3% increase from $4.6 million as of June 30, 2023

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Second Quarter 2024 Results

•	Primarily resulting from an increase in the individually assessed component of the CECL reserve

•	Loans carried at fair value or held for sale are not subject to a CECL reserve

NET REVENUES
($ in thousands)	2Q 2024	2Q 2023	$ Variance	% Variance
Interest income	$97,760	$74,897	$22,863	31%
Interest expense - portfolio related	(59,188)	(45,451)	(13,737)	30%

Net Interest Income - portfolio related	38,572	29,446	9,126	31%
Interest expense - corporate debt	(6,155)	(4,139)	(2,016)	49%
Loan loss provision	(218)	(298)	80	(27)%

Net interest income after provision for loan losses	$32,199	$25,009	$7,190	29%

Gain on disposition of loans	3,168	1,237	1,931	156%
Unrealized (loss) gain on fair value loans	17,123	2,413	14,710	610%
Unrealized gain (loss) on fair value of securitized debt	(4,643)	5,560	(10,203)	(184)%
Unrealized gain/(loss) on mortgage servicing rights	(373)	302	(675)	(223)%
Origination income(a)	5,072	2,735	2,337	85%
Bank interest income	1,731	1,189	542	46%
Other operating income (expense)	483	601	(118)	(20)%

Total Other operating income (expense)	$22,561	$14,037	$8,524	61%

Net Revenue	$54,760	$38,749	$16,011	41%

(a)	2Q23 includes a reclass of production fees to expenses

Discussion of results:

•	Net Revenue for 2Q24 was $54.8 million, an increase of 41.3% compared to $38.7 million for 2Q23

•	Driven by increased production volume and disciplined focus on maintaining spreads with 11.0% rates on loan originations since 2Q23

•	Total net interest income for 2Q24, including corporate debt interest expense and loan loss provision, was $32.2 million, a 28.7% increase from $25.0 million for 2Q23

•	Portfolio net Interest income was $38.6 million for 2Q24, an increase of 31.0% from 2Q23 resulting from portfolio growth and a 30bps increase in NIM

•	Total other operating income was $22.6 million for 2Q24, an increase from $14.0 million for 2Q23

•	Net unrealized FVO gains on loans and securitized debt were $12.4 million, resulting from fair value gains on new 2Q24 loan production, partially offset by fair value losses on securitized debt

•	Origination income totaled $5.1 million, resulting from fee income realized from 2Q24 new loan production

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Second Quarter 2024 Results

•	Gain on disposition of loans totaled $3.2 million for 2Q24, driven by loans transferred to Real Estate Owned (REO)

OPERATING EXPENSES
($ in thousands)	2Q 2024	2Q 2023	$ Variance	% Variance
Compensation and employee benefits	$16,562	$10,670	$5,892	55%
Origination (income)/expense(a)	749	123	626	510%
Securitization expenses	6,232	2,699	3,533	131%
Rent and occupancy	617	458	159	35%
Loan servicing	5,160	4,267	893	21%
Professional fees	1,718	1,056	662	63%
Real estate owned, net	1,355	1,018	337	33%
Other expenses	2,494	1,931	563	29%

Total operating expenses	$34,887	$22,222	$12,665	57%

(a)	2Q23 includes a reclass of production fees to expenses

Discussion of results:

•

Operating expenses totaled $34.9 million for 2Q24, an increase of 57.0% from 2Q23, primarily driven by the continued growth of our origination platform and increased securitization expenses from issuing two transactions in the quarter

•	Compensation expense totaled $16.6 million, compared to $10.7 million for 2Q23

•	Primarily driven by higher commissions on increased production volume and growth of the production team

•

Securitization expenses totaled $6.2 million, resulting from issuance of the VCC 2024-2 and 2024-3 securitizations during the quarter, compared to costs of $2.7 million for one securitization during 2Q23.

•	Loan servicing expense totaled $5.2 million, a 20.9% increase from $4.3 million for 2Q23, driven by the growth in our portfolio

•	Professional fees totaled $1.7 million, a 62.7% increase from $1.1 million for 2Q23, driven by growth in accounting and legal fees necessary to support the Company’s growth

•	REO expenses totaled $1.4 million, a 33.1% increase from $1.0 million for 2Q23, driven by higher asset preservation expenses

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Second Quarter 2024 Results

SECURITIZATIONS
($ in thousands)	Securities	Balance at		Balance at
Trusts	Issued	6/30/2024	W.A. Rate	6/30/2023	W.A. Rate
2016-1 Trust	319,809			$17,704	9.29%
2017-2 Trust	245,601	39,444	4.08%	51,930	3.95%
2018-1 Trust	176,816	29,170	4.09%	36,882	4.07%
2018-2 Trust	307,988	67,437	4.41%	87,984	4.51%
2019-1 Trust	235,580	69,189	4.09%	83,435	4.04%
2019-2 Trust	207,020	54,005	3.40%	76,284	3.45%
2019-3 Trust	154,419	53,431	3.32%	63,278	3.29%
2020-1 Trust	248,700	99,102	2.87%	121,074	2.86%
2020-2 Trust	96,352	40,293	4.67%	53,309	4.61%
2021-1 Trust	251,301	160,668	1.76%	183,089	1.76%
2021-2 Trust	194,918	133,508	2.02%	156,681	2.03%
2021-3 Trust	204,205	146,569	2.47%	167,652	2.46%
2021-4 Trust	319,116	223,950	3.26%	257,369	3.22%
2022-1 Trust	273,594	227,222	3.93%	246,883	3.93%
2022-2 Trust	241,388	200,677	5.06%	226,763	5.10%
2022-MC1 Trust	84,967	20,213	6.87%	39,862	6.90%
2022-3 Trust	296,323	244,398	5.73%	268,008	5.69%
2022-4 Trust	308,357	255,922	6.25%	289,929	6.25%
2022-5 Trust	188,754	147,377	7.05%	177,075	7.07%
2023-1 Trust	198,715	161,344	7.01%	189,763	7.02%
2023-1R Trust	64,833	51,383	7.61%	63,390	7.73%
2023-2 Trust	202,210	162,932	7.25%	199,864	7.17%
2023-RTL1 Trust	81,608	81,608	8.24%
2023-3 Trust	234,741	213,787	7.86%
2023-4 Trust	202,890	208,449	8.35%
2024-1 Trust	209,862	195,460	7.64%
2024-2 Trust	286,235	280,139	7.15%
2024-3 Trust	204,599	203,662	7.24%

	$6,040,901	$3,771,339	5.62%	$3,058,208	4.72%

Discussion of results

•	The company completed two securitizations during 2Q24 totaling $490.8 million of securities issued

•	The 2024-2 securitization was completed in April and totaled $286.2 million of securities issued with a weighted average rate of 7.15%

•	The 2024-3 securitization was completed in June and totaled $204.6 million of securities issued with a weighted average rate of 7.24%

•	The weighted average rate on Velocity’s outstanding securitizations was 5.62% as of June 30, 2024, an increase of 90 bps from June 30, 2023

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Second Quarter 2024 Results

RESOLUTION ACTIVITIES
LONG-TERM LOANS
RESOLUTION ACTIVITY	SECOND QUARTER 2024		SECOND QUARTER 2023
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$26,119	$793	$13,485	$965
Paid current	35,292	188	19,771	280
REO sold (a)	7,859	(202)	4,836	(382)

Total resolutions	$69,270	$779	$38,092	$863

Resolutions as a % of nonperforming UPB		101.1%		102.3%

SHORT-TERM AND FORBEARANCE LOANS
RESOLUTION ACTIVITY	SECOND QUARTER 2024		SECOND QUARTER 2023
($ in thousands)	UPB $	Gain / (Loss) $	UPB $	Gain / (Loss) $
Paid in full	$4,545	$93	$7,004	$318
Paid current	2,689	1	3,290	89
REO sold	4,176	165	1,672	222

Total resolutions	$11,410	$259	$11,966	$629

Resolutions as a % of nonperforming UPB		102.3%		105.3%

Grand total resolutions	$80,680	$1,037	$50,058	$1,492

Grand total resolutions as a % of nonperforming UPB		101.3%		103.0%

Discussion of results:

•	NPL resolution totaled $80.7 million in UPB, realizing 101.3% of UPB resolved compared to $50.1 million in UPB and realization of 103.0% of UPB resolved for 2Q23

•	2Q24 NPL resolutions represented 18.7% of nonperforming loan UPB as of March 31, 2024

•	The UPB of loan resolutions in 2Q24 was in line with the recent five-quarter resolution average of $64.4 million in UPB, and the realization of 102.0% of UPB resolved

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Second Quarter 2024 Results

Velocity’s executive management team will host a conference call and webcast on August 1st, 2024, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to review 2Q24 financial results.

Webcast Information

The conference call will be webcast live in listen-only mode and can be accessed through the Events and Presentations section of the Velocity Financial Investor Relations website: https://www.velfinance.com/events-and-presentations. To listen to the webcast, please visit Velocity’s website at least 15 minutes before the call to register, download, and install any needed software. An audio replay of the call will also be available on Velocity’s website after the conference call is completed.

Conference Call Information

To participate by phone, please dial in 15 minutes before the start time to allow for wait times to access the conference call. The live conference call will be accessible by dialing 1-833-316-0544 in the U.S. and Canada and 1-412-317-5725 for international callers. Callers should ask to join the Velocity Financial, Inc. conference call.

A replay of the call will be available through midnight on August 30, 2024, and can be accessed by dialing 1-877-344-7529 in the U.S. and 855-669-9658 in Canada or 1-412-317-0088 internationally. The passcode for the replay is #8011693. The replay will also be available on the Investor Relations section of the Company’s website under “Events and Presentations.”

About Velocity Financial, Inc.

Based in Westlake Village, California, Velocity is a vertically integrated real estate finance company that primarily originates and manages business purpose loans secured by 1-4 unit residential rental and small commercial properties. Velocity originates loans nationwide across an extensive network of independent mortgage brokers built and refined over 20 years.

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles (GAAP), the Company uses non-GAAP core net income and core diluted EPS, which are non-GAAP financial measures.

Non-GAAP core net income and non-GAAP core diluted EPS are non-GAAP financial measures that represent our net income (loss) and net income (loss) per diluted share, adjusted to eliminate the effect of certain costs incurred from activities that are not normal recurring operating expenses, such as COVID-stressed charges and recoveries of loan loss provision, nonrecurring debt amortization, the impact of operational measures taken to address the COVID-19 pandemic and workforce reduction costs, and costs associated with acquisitions. To calculate non-GAAP core diluted EPS, we use the weighted average number of shares of common stock outstanding that is used to calculate net income per diluted share under GAAP.

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Second Quarter 2024 Results

We have included non-GAAP core net income, and non-GAAP core diluted EPS because they are key measures used by our management to evaluate our operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, we believe that non-GAAP core net income and non-GAAP core diluted EPS provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain items that we expect to be nonrecurring.

These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies.

For more information on Core Income, please refer to the section of this press release below titled “Adjusted Financial Metric Reconciliation to GAAP Net Income” at the end of this press release.

Forward-Looking Statements

Some of the statements contained in this press release may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to anticipated results, expectations, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “goal,” ”position,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions, and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions, and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to, (1) the continued course and severity of the COVID-19 pandemic and its direct and indirect impacts, (2) general economic and real estate market conditions, including the risk of recession (3) regulatory and/or legislative changes, (4) our customers’ continued interest in loans and doing business with us, (5) market conditions and investor interest in our future securitizations, and (6) the continued conflict in Ukraine and Israel and (7) changes in federal government fiscal and monetary policies.

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Second Quarter 2024 Results

Additional information relating to these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements can be found in the section titled ‘‘Risk Factors” in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

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Second Quarter 2024 Results

Velocity Financial, Inc.

Consolidated Balance Sheet

	Quarter Ended
	6/30/2024		3/31/2024		12/31/2023		9/30/2023		6/30/2023
(In thousands)	Unaudited		Unaudited		Audited		Unaudited		Unaudited
Assets
Cash and cash equivalents	$47,366		$34,829		$40,566		$29,393		$33,987
Restricted cash	32,293		24,216		21,361		17,703		16,786
Loans held for sale, net	—		—		—		—		—
Loans held for sale, at fair value	—		—		17,590		19,536		—
Loans held for investment, at fair value	1,971,683		1,649,540		1,306,072		951,990		705,330
Loans held for investment	2,619,619		2,727,518		2,828,123		2,945,840		3,057,940

Total loans, net	4,591,302		4,377,058		4,151,785		3,917,366		3,763,270
Accrued interest receivables	31,124		29,374		27,028		24,756		22,602
Receivables due from servicers	82,359		87,523		85,077		70,139		63,896
Other receivables	6,566		2,113		8,763		236		1,306
Real estate owned, net	50,757		46,280		44,268		29,299		20,388
Property and equipment, net	1,912		2,013		2,785		2,861		3,023
Deferred tax asset	1,144		1,580		2,339		705		1,878
Mortgage Servicing Rights, at fair value	12,229		9,022		8,578		9,786		9,445
Derivative assets	—		1,967		—		1,261		—
Goodwill	6,775		6,775		6,775		6,775		6,775
Other assets	9,566		5,468		5,248		7,028		7,789

Total Assets	$4,873,393		$4,628,218		$4,404,573		$4,117,308		$3,951,145

Liabilities and members’ equity
Accounts payable and accrued expenses	$138,032		$123,988		$121,969		$97,869		$95,344
Secured financing, net	283,909		283,813		211,083		210,774		210,464
Securitized debt, net	2,228,941		2,329,906		2,418,811		2,504,334		2,622,547
Securitized debt, at fair value	1,509,952		1,073,843		877,417		669,139		381,799
Warehouse & repurchase facilities	237,437		360,216		334,755		215,176		235,749
Derivative liability	374		—		3,665		0		0

Total Liabilities	4,398,646		4,171,766		3,967,700		3,697,292		3,545,903
Stockholders’ Equity
Stockholders’ equity	471,323		452,941		433,444		416,398		401,707
Noncontrolling interest in subsidiary	3,424		3,511		3,429		3,618		3,535

Total equity	474,747		456,452		436,873		420,016		405,242

Total Liabilities and members’ equity	$4,873,393		$4,628,218		$4,404,573		$4,117,308		$3,951,145

Book value per share	$14.52		$14.01		$13.49		$13.00		$12.57
Shares outstanding	32,701	(1)	32,574	(2)	32,395	(3)	32,314	(4)	32,239	(5)

(1)	Based on 32,701,185 common shares outstanding as of June 30, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 397,450.
(2)	Based on 32,574,498 common shares outstanding as of March 31, 2024, and excludes unvested shares of common stock authorized for incentive compensation totaling 411,296.
(3)	Based on 32,395,423 common shares outstanding as of December 31, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 470,413.
(4)	Based on 32,313,744 common shares outstanding as of September 30, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 589,634.
(5)	Based on 32,238,715 common shares outstanding as of June 30, 2023, and excludes unvested shares of common stock authorized for incentive compensation totaling 502,913.

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Second Quarter 2024 Results

Velocity Financial, Inc.

Consolidated Statements of Income (Quarters)

	Quarter Ended
($ in thousands)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
Revenues
Interest income	$97,760	$90,529	$86,269	$79,088	$74,897
Interest expense - portfolio related	59,188	55,675	51,405	47,583	45,451

Net interest income - portfolio related	38,572	34,854	34,864	31,505	29,446
Interest expense - corporate debt	6,155	5,380	4,140	4,138	4,139

Net interest income	32,417	29,474	30,724	27,367	25,307
Provision for loan losses	218	1,002	827	154	298

Net interest income after provision for loan losses	32,199	28,472	29,897	27,213	25,009
Other operating income
Gain on disposition of loans	3,168	1,699	1,482	3,606	1,237
Unrealized gain (loss) on fair value loans	17,123	18,925	39,367	(1,284)	2,413
Unrealized gain (loss) on fair value securitized debt	(4,643)	(2,318)	(24,085)	9,692	5,560
Unrealized gain/(loss) on mortgage servicing rights	(373)	444	(1,208)	341	302
Origination income	5,072	4,986	3,981	3,323	2,735
Bank interest income	1,731	1,631	1,716	1,342	1,189
Other income (expense)	483	408	418	340	601

Total other operating income	22,561	25,775	21,670	17,360	14,037

Net revenue	54,760	54,247	51,567	44,573	39,047

Operating expenses
Compensation and employee benefits	16,562	15,357	15,143	12,523	10,670
Origination expenses	749	646	173	273	123
Securitizations expenses	6,232	2,874	2,709	4,930	2,699
Rent and occupancy	617	498	551	472	458
Loan servicing	5,160	4,824	4,636	4,901	4,267
Professional fees	1,718	2,115	1,733	854	1,056
Real estate owned, net	1,355	2,455	2,068	1,239	1,018
Other operating expenses	2,494	2,242	2,248	2,142	1,931

Total operating expenses	34,887	31,011	29,260	27,334	22,222

Income before income taxes	19,873	23,236	22,307	17,239	16,824
Income tax expense	5,162	5,903	5,141	5,070	4,602

Net income	14,711	17,333	17,166	12,169	12,222

Net income attributable to noncontrolling interest	(67)	82	(189)	83	39

Net income attributable to Velocity Financial, Inc.	14,778	17,251	17,355	12,086	12,183

Less undistributed earnings attributable to participating securities	182	217	225	183	185

Net earnings attributable to common shareholders	$14,596	$17,034	$17,130	$11,903	$11,998

Basic earnings (loss) per share	$0.45	$0.52	$0.53	$0.37	$0.37
Diluted earnings (loss) per common share	$0.42	$0.49	$0.50	$0.35	$0.36
Basic weighted average common shares outstanding	32,585	32,541	32,326	32,275	32,122
Diluted weighted average common shares outstanding	35,600	35,439	34,991	34,731	34,140

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Second Quarter 2024 Results

Velocity Financial, Inc.

Net Interest Margin – Portfolio Related and Total Company

(Unaudited)

Quarters:

	Quarter Ended June 30, 2024			Quarter Ended June 30, 2023
($ in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate(1)	Average Balance	Interest Income / Expense	Average Yield / Rate(1)
Loan portfolio:
Loans held for sale	$9,979			$3,477
Loans held for investment	4,345,962			3,634,093

Total loans	$4,355,942	$97,760	8.98%	$3,637,570	$74,897	8.24%

Debt:
Warehouse and repurchase facilities	$263,029	6,116	9.30%	$238,027	5,910	9.93%
Securitizations	3,678,478	53,072	5.77%	3,020,624	39,541	5.24%

Total debt - portfolio related	3,941,506	59,188	6.01%	3,258,651	45,451	5.58%
Corporate debt	290,000	6,155	8.49%	215,000	4,139	7.70%

Total debt	$4,231,506	$65,343	6.18%	$3,473,651	$49,590	5.71%

Net interest spread - portfolio related(2)			2.97%			2.66%
Net interest margin - portfolio related			3.54%			3.24%
Net interest spread - total company(3)			2.80%			2.53%
Net interest margin - total company			2.98%			2.78%

(1)	Annualized.
(2)	Net interest spread - portfolio related is the difference between the rate earned on our loan portfolio and the interest rates paid on our portfolio-related debt.
(3)	Net interest spread - total company is the difference between the rate earned on our loan portfolio and the interest rates paid on our total debt.

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Second Quarter 2024 Results

Velocity Financial, Inc.

Adjusted Financial Metric Reconciliation to GAAP Net Income

(Unaudited)

Quarters:

Core Net Income
	Quarter Ended
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Net Income	$14,778	$17,251	$17,355	$12,086	$12,183
Corporate debt refinancing costs	—	—	—	—	—
Tax liability reduction	—	—	(1,866)	—	—
Equity award & ESPP costs	1,140	998	673	832	745

Core Net Income	$15,918	$18,249	$16,161	$12,918	$12,928

Diluted weighted average common shares outstanding	35,600	35,439	34,991	34,731	34,140
Core diluted earnings per share	$0.45	$0.51	$0.46	$0.37	$0.38

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